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                                                                   EXHIBIT 10.62

                               WARRANT CERTIFICATE

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AGREEMENT WHICH INCLUDES A RIGHT OF FIRST REFUSAL ON THE SALE OF THE SECURITIES. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD OR TRANSFERRED WITHOUT REGISTRATION OR COMPLIANCE WITH EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND REGULATIONS PROMULGATED THEREUNDER.

      A full statement of the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each class of stock of the Corporation authorized to be issued, and the qualifications, Limitations or restrictions of such preferences and/or rights, will be furnished to any stockholder without charge upon request to the Secretary of the Corporation.

No.1                                           Warrants to purchase an aggregate
                                               of 486,532 shares of Common Stock

                        WARRANT TO PURCHASE COMMON STOCK

      This certifies that NationsBank, N.A. or its permitted assigns, is the holder of 486,532 Warrants to purchase shares of Common Stock ("Common Stock") of Vitas Healthcare Corporation (the "Corporation"). Each Warrant initially entitles the holder thereof (the "Holder") to purchase from the Corporation one
(1) share of Common Stock at the purchase price (the "Exercise Price") set forth in the Warrant Agreement (as defined below), subject to the terms and conditions hereof and of the Warrant Agreement. In order to exercise the Warrants represented by this Warrant Certificate, the registered Holder hereof must surrender this Warrant Certificate at the office of Corporation as set forth in the Warrant Agreement or to its successor.

      This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of July 18,1997 by and between NationsBank, N.A. and the Corporation (the "Warrant Agreement"), and is subject to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Corporation and the Holder of the Warrants. The summary or the terms of the Warrant Agreement contained in this Warrant Certificate is qualified in its entirely by express reference to the Warrant Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.
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      Copies of the Warrant Agreement are on file at the office of the
Corporation and may be obtained by writing to the Corporation requesting the same.

      The number of shares of Common Stock purchasable upon the exercise of the Warrants and the Exercise Price are subject to adjustment as provided in the Warrant Agreement.

      Subject to the requirements set forth in the Warrant Agreement and the restrictions on transfer set forth therein, this Warrant Certificate and all rights hereunder shall be transferable by the registered Holder hereof on the register of the Corporation maintained by the Corporation for such purpose at its office upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Corporation duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer the Corporation will issue and deliver to such Holder a new Warrant Certificate with respect to any portion not so transferred.

      This Warrant Certificate shall be void and all rights evidenced hereby shall cease on the Expiration Date unless otherwise provided in the Warrant Agreement.


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      This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

Dated: July 18, 1997.



                                     VITAS HEALTHCARE CORPORATION


                                     By: /s/ Hugh A. Westbrook
                                        ---------------------------------
                                     Name: Hugh A. Westbrook
                                     Title: Chairman and Chief Executive
                                     Officer


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